UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                                          ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement

☐ Confidential, For use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒ Definitive proxy statement

☐ Definitive additional materials

☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

IR-MED, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)[need underscore above]

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a-6(i)(1)

IR-MED, INC.

ZHR Industrial Zone

Rosh Pina, Israel 1231400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held December 12, 2022

To the Stockholders of IR-Med, Inc.:

The 2022 annual meeting of stockholders (the “Annual Meeting”) of IR-Med, Inc. (the “Company”) will be held at the offices of Aboudi Legal Group, PLLC, 5th Floor, 745 Fifth Avenue, New York, New York, 10151 on Monday December 12, 2022 at 9:00 a.m. local time for the following purposes:

i.	To elect two Class I directors to serve a three-year term expiring in 2025;

ii	To approve of an amendment to the Company’s 2020 Equity plan to increase the number of shares available thereunder;
iii.	To ratify the appointment of Somekh Chaikin Member Firm of KPMG International as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

iv.	To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers;

v.

To determine, in a non-binding advisory vote, the desired frequency of future non-binding advisory votes on the compensation of our named executive officers every year, every two years or every three years; and

vi.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice. The Board has fixed the close of business on November 8, 2022 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the meeting.

Regardless of whether you plan to attend the Annual Meeting, please vote your shares as soon as possible so that your shares will be voted in accordance with your instructions. For specific voting instructions, please refer to the instructions on the proxy card that was mailed to you. If you attend the meeting, you will have the right to revoke the proxy and vote your shares in person.

/s/ Oded Bashan
Chairperson of the Board
November 28, 2022

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IR-MED, INC.

ZHR Industrial Zone

Rosh Pina, Israel 123400

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board (the “Board”) of IR-Med,Inc., a Nevada corporation (the “Company”) for use at our 2022 annual meeting of stockholders (the “Annual Meeting”) to be held at the offices of Aboudi Legal Group PLLC, at 745 Fifth Avenue, 5th Floor, New York, New York, 10151 on December 12, 2022 at 9:00 a.m. Eastern Standard Time, and any adjournment thereof. We will bear the cost of soliciting proxies.

At the Annual Meeting, the stockholders will be asked to:

i.	To elect two Class I directors to serve a three-year term expiring in 2025;

ii	To approve of an amendment to the Company’s 2020 Equity plan to increase the number of shares available thereunder;
iii.	To ratify the appointment of Somekh Chaikin Member Firm of KPMG International as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

iv.	To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers;

v.

To determine, in a non-binding advisory vote, the desired frequency of future non-binding advisory votes on the compensation of our named executive officers every year, every two years or every three years; and

vi.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting, and any adjournments or postponements of the meeting to be held at 9:00 a.m. EST on December 12, 2022. This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting .

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders and the proxy card because you owned shares of our common stock on the record date. We intend to commence distribution of the proxy materials to stockholders on or about November 28, 2022.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

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Who May Vote?

Only stockholders of record at the close of business on November 8, 2022 will be entitled to vote at the annual meeting. On this record date, there were 68,720,970 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

If on November 8, 2022 your shares of our common stock were registered directly in your name with our transfer agent, Vstock Transfer LLC (“Vstock”), then you are a stockholder of record.

If on November 8, 2022 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.

If your shares are registered directly in your name through our stock transfer agent, Vstock, or you have stock certificates registered in your name, you may vote:

●	By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.

●

By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board of Directors’ recommendations as noted below.

●

At the meeting. You may vote your shares electronically. You will need the control number(s) on your Notice or proxy card in order to vote at the meeting. Even if you plan to attend the annual meeting virtually, we encourage you to vote in advance so that your vote will be counted in the event you later decide not to attend,

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on Friday December 9, 2022.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers.

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How Does Our Board of Directors Recommend that I Vote on the Proposals?

Our Board of Directors recommends that you vote as follows:

●	“FOR” the election of the nominees for director;

●	“FOR” the increase in the number of shares available under the Company’s 2020 Incentive Plan

●

“FOR” the ratification of the appointment of Somekh Chaikin, a member firm of KPMG International Limited, as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

*	FOR the approval of the non-binding advisory vote of the compensation of the Company’s named executive officers

*	FOR the approval of the non-binding vote on the to be held every three years regarding compensation of the Company’s named executive officers.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

●	by re-voting by Internet or by telephone as instructed above;

●	by notifying IR-Med’s Secretary in writing before the annual meeting that you have revoked your proxy; or

●

by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing Yoram Drucker, a Company Director, and Moshe Gerber, our Chief Executive Officer, as your proxies. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please use the means available to you to vote by proxy so that your shares of common stock may be voted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

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Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors

The two nominees for director who receive the most votes will be elected.

You may vote either FOR all the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors.

Brokerage firms do not have authority to vote stockholders’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes, as well as abstentions, will be counted as present for purposes of determining the presence of a quorum, but will have no effect on the results of this vote.

Proposal 2: Increase in Number of Shares Available under the 2020 Incentive Plan

The affirmative vote of the holders of a majority of the shares present or represented by proxy at the annual meeting is required to approve the amendment to the 2020 Incentive Plan to increase the number of shares available thereunder for issuance.

Proposal 3: Ratify Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of a majority of the shares present or represented by proxy at the annual meeting is required to ratify the selection of our independent registered public accounting firm.

Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote stockholders’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Somekh Chaikin, as our independent registered public accounting firm for 2022, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 4: Non-Binding Advisory Vote to Approve the Compensation of Our Named Executive Officers

The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve this non-binding advisory proposal. You may vote “FOR” or “AGAINST” or “ABSTAIN” from voting on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a stockholder on this proposal will be treated as a broker non-vote. Such broker non-votes, as well as abstentions, will be counted as present for purposes of determining the presence of a quorum, but will have no effect on the results of this vote.

Proposal 5: Non-Binding Advisory Vote on the Frequency of the Vote To Approve Executive Compensation

The determination of the frequency with which future advisory votes on executive compensation will take place will be determined by the preference (either every one, two or three years) that receives the highest number of votes cast.

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Who counts the votes?

We have engaged VStock Transfer LLC, our transfer agent, as our independent agent to tabulate stockholder votes. If you are a stockholder of record, and you choose to vote over the Internet, by telephone or fax VStock will access and tabulate your vote electronically, and if you choose to sign and mail your proxy card, your executed proxy card is returned directly to VStock for tabulation. As noted above, if you hold your shares through a broker, your broker (or its agent for tabulating votes of shares held in street name, as applicable) returns one proxy card to VStock on behalf of all its clients.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, facsimile or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, at the meeting or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

Some brokers or other nominee record holders may be sending you, a single set of our proxy materials if multiple stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of November 8, 2022 for (a) the executive officers named in the Summary Compensation Table of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Under the rules of the SEC, a stockholder is deemed to be a beneficial owner of any security of which that stockholder has the right to acquire beneficial ownership in 60 days of November 15, 2022. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 68,720,970 shares of common stock outstanding on November 8, 2022.

Name and Address of Beneficial Owner	Number of Shares beneficially owned		Percentage Beneficially owned
5% or more shareholders
Yaakov Safren	5,706,120	(1)	8.13%
Paul Coulson	5,625,000	(2)	7.9%
Third Eye Investors LLC	4,687,500	(3)	6.66%
Isamar Margareten	8,721,307	(4)	11.98%
Officers and Directors
Oded Bashan	8,849,916	(5)	12.83%
Aharon Klein	8,099,110	(6)	11.74%
Yaniv Cohen	8,099,136	(7)	11.74%
Yoram Drucker	4,862,471	(8)	6.99%
Ron Mayron	240,000	(9)	*
Ohad Bashan	240,000	(9)	*
Moshe Gerber	—		*
Aharon Binur (12)	115,000	(9)	*
Sharon Levkoviz(13)	251,978	(9)	*
Officers and Directors as a Group (9 persons)	30,757,620		43.26%

* less than 1%

(1) Includes 1,406,119 shares issuable upon the exercise of stock options.

(2) Includes 1,875,000 shares issuable under a currently exercisable common stock warrant.

(3) Yitzchak Rokonsky, of Third Eye Investors LLC (“Third Eye”) has sole voting and dispositive power over shares held by Third Eye. Includes1,562,500 shares issuable under a currently exercisable common stock warrant.

(4) Includes 4,043,466 shares issuable under a currently exercisable common stock warrant.

(5) Represents (i) 8,609,916 shares owned by Med2Bwell Ltd. (“Med2Bwell”), of which Mr. Bashan has sole voting and dispositive power and (ii) 240,000 shares of common stock issuable upon the exercise of stock options

(6) Includes 240,000 shares issuable upon the exercise of stock options.

(7) Includes240,000 shares issuable upon the exercise of stock options

(8) Includes 812,471 shares issuable upon the exercise of stock options.

(9) Represents shares of common stock issuable upon the exercise of stock options.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Compensation Overview

We qualify as a “smaller reporting company” under the rules promulgated by the SEC, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

Compensation Philosophy

Our rewards programs are designed to support our overarching goal of becoming a fully-integrated biotechnology company. We recognize that talented people are critical in driving us towards success in pursuing this goal, and that their total compensation should be commensurate with our success. As such, the objectives of our rewards programs are:

●To attract and retain talented individuals with an entrepreneurial mindset.

●To motivate these individuals towards high performance in pursuing our corporate strategies and to achieve our business goals.

●To recognize individual excellence.

●To align the interests of patients, employees, and stockholders.

● To be financially prudent, yet competitive.

●To further foster our core values of passion, integrity, excellence, responsibility, innovation and the spirit of collaboration

When establishing target pay levels, we seek to target the median of the market and allow for discretion to ensure we are hiring best in class talent, while providing future compensation opportunities that are commensurate with the market and reflect the individual’s role and experience. It is expected that some individuals will be positioned above or below market median based on particular facts and circumstances. Incentive pay outcomes (e.g., actual earned bonus) are not guaranteed, and actual pay will be reflective of success towards our stated Company and individual goals and objectives, as well as stockholder value creation.

Summary Compensation Table

The following table summarizes the compensation earned in each of our fiscal years that ended December 31, 2021 and 2020 by our named executive officers, which consists of our chief executive officer and our two next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2021 and were serving as executive officers as of such date and our former chief executive officers. We refer to the executive officers listed below as the Named Executive Officers.

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Summary Compensation Table

Name and Principal Position	Year	Salary($)	Bonus ($)	Option Awards ($)(1)	All other compensation ($) (2)	Total($)
Dr. Rom Eliaz - Chief Executive Officer (3)	2021	82,750		99,115	$38,077	219,942
	2020	-		-	$-
Aharon Klein- Chief Technology Officer	2021	145,525		50,637	$18,000	214,162
	2020	75,074		-	$-	75,074
Aharon Binur- Chief Development Officer	2021	103,797		68,574	$33,820	206,191
	2020	-		-	$-	-
Limor Mund Davidson, former Chief Executive Officer (4)	2021	70,506		15,750	$20,867	107,123
	2020	11,406		-	3,388	14,794

1. In accordance with SEC rules, the amounts in this column reflect the fair value on the grant date of the option awards granted to the named executive, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense for us that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our Common Stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see Note 10.C to the Annual Report on Form 10-K for the year ended December 31, 2021.

2. For 2021 and 2020, represents the compensation as described under the caption “All Other Compensation” below.

3. Dr. Eliaz was appointed Chief Executive Officer on June 22, 2021.

4. Ms. Davidson resigned as Chief Executive Officer on April 6, 2021.

All Other Compensation

The following table provides information regarding each component of compensation for fiscal years 2021 and 2020 included in the All Other Compensation column in the Summary Compensation Table above. Represents amounts paid in New Israeli Shekels (NIS) and converted at average exchange rates for the year.

Name	Year	Automobile and Related Expenses $ (1)	Social Benefits $ (2)	Total $
Dr. Rom Eliaz	2021	13,199	24,878	38,077
	2020	-

Aharon Klein	2021	18,000		18,000
	2020	-

Aharon Binur	2021	7,449	26,371	33,820
	2020	-

Limor Mund Dadvidson	2021		20,867	20,867
	2020		3,388	3,388

1.	Represents a leased automobile expenses and reimbursement of travel expenses .

2.	These are comprised of contributions by us to savings, health, severance, pension, disability and insurance plans generally provided in Israel, including health, education, managerial insurance funds, and redeemed vacation pay. This amount represents Israeli severance fund payments, managerial insurance funds, disability insurance, supplemental education fund contribution and social securities. See discussion below under “Narrative Disclosure to Summary Compensation Table.”

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Outstanding Equity Awards at December 31, 2021

The following table sets forth information concerning equity awards held by each of our Named Executive Officers as of December 31, 2021.

Name	Grant Date	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Dr. Rom Eliaz,	June 20,2021	75,000	375,000	0.32	*
Aharon Klein	June 20,2021	220,000	20,000	0.32	*
Aharon Binur	June 20,2021	60,000	240,000	0.32	*
Limor Mund Davidson	June 20,2021	75,000	-	0.32	January 6, 2023

* Options expiration date is ten (10) years from vesting

Narrative Disclosure to Summary Compensation Table

Our Board follows the following processes and procedures for the consideration and determination of executive and director compensation:

In establishing compensation amounts for executives, we seek to provide compensation that is competitive in light of current market conditions and industry practices. Accordingly, we will generally review market data, which is comprised of proxy-disclosed data from peer companies and information from nationally recognized published surveys for the biopharmaceutical industry, adjusted for size. The market data helps the committee gain perspective on the compensation levels and practices at the peer companies and to assess the relative competitiveness of the compensation paid to our executives. The market data thus guides us in its efforts to set executive compensation levels and program targets at competitive levels for comparable roles in the marketplace. We then considers other factors, such as the importance of each executive officer’s role to the Company, individual expertise, experience, performance, retention concerns and relevant compensation trends in the marketplace, in making its final compensation determinations.

Elements of Compensation

In addition to each officer’s base salary, our executive officer compensation program consists of a cash incentive bonus plan and discretionary stock option awards in addition to customary benefits. The amounts of compensation awarded for each element of the Company’s compensation program (i.e., base salary, bonuses and stock options) are reviewed in connection with the Company’s performance.

Base Salary

Annual base salaries compensate our executive officers for fulfilling the requirements of their respective positions and provide them with a level of cash income predictability and stability with respect to a portion of their total compensation. We believe that the level of an executive officer’s base salary should reflect the executive’s performance, experience and breadth of responsibilities, our understanding of salaries for similar positions within our industry, and any other factors relevant to that particular job.

Base salaries are typically negotiated at the outset of an executive’s employment. Salary levels are considered annually as part of our performance review process, but also in cases including promotion or other changes in the job responsibilities of an executive officer. For named executive officers, initial base salaries generally are established in connection with negotiation of an offer of employment and employment agreement. Increases in base salary have several elements. In addition to promotion and increased responsibilities, merit and Company-wide general increases are also taken into consideration.

Stock-Based Awards

Historically, we have generally granted stock options to our employees, including our named executive officers, in connection with their initial employment with us. We also have historically granted stock options on an annual basis as part of annual performance reviews of our employees.

Our equity award program is the primary vehicle for offering long-term incentives to our executives. We do not have any equity ownership guidelines for our executives, which is consistent with other pre-commercial biotechnology companies that use stock options as the long-term incentive vehicle. Further, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, the vesting feature of our equity awards contributes to executive retention by providing an incentive for our executives to remain in our employment during the vesting period. We expect that our Board will continue to use annual equity awards to compensate our executive officers. We may also make additional discretionary grants, typically in connection with the promotion of an employee, to reward an employee, for retention purposes or in other circumstances as the Board deems appropriate.

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Employment and Severance Arrangements

We consider it essential to the best interests of our stockholders to foster the continuous employment of our key management personnel. In this regard, we recognize that the possibility of a change in control may exist and that the uncertainty and questions that it may raise among management could result in the departure or distraction of management personnel to the detriment of the Company and our stockholders. In order to reinforce and encourage the continued attention and dedication of certain key members of management, we have entered into written employment agreements with certain of our named executive officers that, while at-will, contain certain change in control and severance provisions.

Employment Agreements

Dr. Rom Eliaz -On June 22, 2021, Dr. Rom Eliaz, and IR Med Ltd entered into an employment agreement providing for the employment of Dr. Eliaz as Chief Executive Officer (the “Eliaz Employment Agreement”). Under the Eliaz Employment Agreement, Dr. Eliaz is entitled to an annual salary of the current New Israeli Shekel equivalent of approximately $149,000, payable on a monthly basis. Mr. Eliaz is also provided with a leased automobile. Under the Eliaz Employment Agreement, Dr. Eliaz is also entitled to the following: (i) Manager’s Insurance under Israeli law for the benefit of Dr. Rom Eliaz pursuant to which IR-Med Ltd contributes amounts equal to (a) 8-1/3% for severance payments, and 6.5%, or up to 7.5% (including disability insurance) designated for premium payment (and Dr. Eliaz contributes an additional 6%) of each monthly salary payment, and (b) 7.5% of his salary (with Dr. Eliaz contributing an additional 2.5%) to an education fund, a form of deferred compensation program established under Israeli law. The Eliaz Employment Agreement provides that his annual salary will be increased to the New Israeli Shekel equivalent of approximately $186,000 upon (i) the successful capital raise by the Company of at least $5.0 million in net proceeds, (ii) the successful completion of a prototype of the PressureSafe device, as determined by the Company’s board of directors and (iii) receipt by the Company of a letter of intent for the large scale commercial purchase/order of the PressureSafe device.

On April 25, 2022, Dr. Eliaz resigned from his position. In connection with his resignation, the Company agreed that Dr. Eliaz continued to receive his salary and benefits under his employment agreement through August 31, 2022. In addition, the Company agreed that Dr. Eliaz is entitled to the accelerated vesting of the next instalment of options (previously granted to in June 2021) which vested on June 30, 2022, for an aggregate total of options for 150,000 shares of the Company’s common stock and that such options may be exercised through the original exercise expiration date of July 31, 2027 at an exercise price per share of $0.32.

Aharon Klein. On December 24, 2020, our subsidiary and IR-Med Ltd. and Mr. Klein entered into an amended and restated consulting agreement (the “Klein Service Agreement”) replacing a service agreement dated October 1, 2019 between IR-Med Ltd. and the Company). The Klein Service Agreement provides for a continuous term and may be terminated by either party at any time, provided that if Mr. Klein resigns, he shall provide at least 30 days’ prior written notice. Pursuance to this agreement, Mr. Klein’s annual fee compensation was increased to $144,000 plus VAT, effective as of the closing of the Acquisition. In addition, Mr. Klein is eligible to receive an automobile allowance of New Israeli Shekel equivalent of approximately $1,525 per month. If Mr. Klein’s employment is terminated (i) by us without cause or (ii) by him for any, then we must pay Mr. Klein (a) the accrued obligations earned through the date of termination, (b) a lump-sum payment of an amount equal to one month of his base salary at the time of his termination.

The agreement contains (i) customary confidentiality obligations which are not limited by the term of the agreement, (ii) certain non-compete provisions during the term of the agreement and twelve months thereafter and (iii) certain non-solicitation provisions during the term of the agreement and for one year thereafter. Mr. Klein also agreed to assign certain intellectual property rights to IR-Med Ltd.

Aharon Binur. On March 2, 2021, IR-Med, Ltd. and Aharon Binur entered into an employment agreement pursuant to which Mr. Binur oversees the development of our product candidates which are in various stages of development. Under the agreement with Mr. Binur, he is paid an annual salary of the current New Israeli Shekel equivalent of approximately $128,040, payable on monthly basis. IR-Med Ltd. is authorized to terminate the employment agreement for any reason subject to payment of two months’ salary. Under the terms of the employment agreement with him, Mr. Binur also receives Manager’s Insurance under Israeli law for his to which IR-Med Ltd contributes amounts equal to (a) 8-1/3 percent for severance payments, and 6.5%, or up to 7.5% (including disability insurance) designated for premium payment (and Mr. Binur contributes an additional 6%) of each monthly salary and (b) 7.5% of his salary (with Mr. Binur contributing an additional 2.5%) to an education fund, a form of deferred compensation program established under Israeli law. Mr. Binur is also provided with a leased automobile. On June 20, 2021, Mr. Binur was awarded options under the Company’s employee stock option plan for 300,000 shares of the Company’s common stock at a per share price of $0.32, of which 15,000 were vested upon grant and the balance vest at the end of each calendar quarter at the rate of 15,000 shares per quarter, beginning with the quarter ended September 31, 2021, subject to his continued employment. The options are exercisable through the tenth anniversary of grant.

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Limor Davidson Mund. On December 24, 2020, IR-Med Ltd. and Limor Davidson Mund, the Company’s former Chief Executive Officer, entered into an employment agreement providing for the employment (the “Limor Employment Agreement”) of Ms. Limor Davidson Mund as Chief Executive Officer. Under the Limor Employment Agreement, Ms. Davidson Mund was entitled to an annual salary of the current New Israeli Shekel equivalent of approximately $127,430, payable on monthly basis as well as an automobile allowance of New Israeli Shekel equivalent of approximately $450 per month. Under the Limor Employment Agreement, Ms. Davidson Mund was also entitled to the following: (i) Manager’s Insurance under Israeli law for the benefit of Ms. Davidson Mund pursuant to which IR-Med Ltd contributes amounts equal to (a) 8-1/3 percent for severance payments, and 6.5%, or up to 7.5% (including disability insurance) designated for premium payment (and Ms. Davidson Mund contributes an additional 6%) of each monthly salary payment, and (b) 7.5% of Ms. Davidson Mund’s salary (with Ms. Davidson Mund contributing an additional 2.5%) to an education fund, a form of deferred compensation program established under Israeli law.

On April 6, 2020, Ms. Davidson Mund resigned from her positions with the Company and IR-Med Ltd. In connection with her resignation, Ms. Davidson Mund was given a severance payment equal to three months’ salary (as required under the Limor Employment Agreement) and the Company undertook to issue to her under the Company employee stock option plan options for 75,000 shares of the Company’s common stock at a per share price of $0.32 which are exercisable till January 6 2023.

Moshe Gerber. The Company’s subsidiary IR. Med, Ltd. (“IR-Med Ltd.”) entered into an Employment Agreement (the “Agreement”) setting forth the terms of his employment and compensation. Under the Agreement, Mr. Gerber is entitled to an annual salary of the current New Israeli Shekel equivalent of approximately $155,000, payable on monthly basis. Mr. Gerber is also provided with a leased automobile. Under the Agreement, Mr. Gerber is also entitled to the following: (i) Manager’s Insurance under Israeli law to which IR Med Ltd contributes amounts equal to (a) 8-1/3 percent for severance payments, and 6.5%, or up to 7.5% (including disability insurance) designated for premium payment (and Mr. Gerber contributes an additional 6%) of each monthly salary payment, and (b) 7.5% of his salary (with Mr. Gerber contributing an additional 2.5%) to an education fund, a form of deferred compensation program established under Israeli law. If Mr. Gerber’s employment is terminated by us without cause on or prior to the first anniversary of his employment, then we must pay Mr. Gerber (a) the accrued obligations earned through the date of termination, (b) a lump-sum payment of an amount equal to two month of his base salary at the time of his termination; if such termination occurs after such date, then we must pay to Mr. Gerber (a) the accrued obligations earned through the date of termination, (b) a lump-sum payment of an amount equal to three months of his base salary at the time of his termination. Under the Agreement, Mr. Gerber was awarded options under the Company’s employee stock option plan for 1,300,000 shares of the Company’s common stock at a per share price of $0.32, vesting as follows: 25% of the option shares (i.e., 325,000 options shares) vest on the first anniversary of employment and the balance in six bi-annual instalments of 162,500 shares, beginning the first instalment on the bi-annual period ending October 31, 2023 and thereafter at the end of each subsequent six months, provided that Mr. Gerber is then in our employ.

The agreement contains (i) customary confidentiality obligations which are not limited by the term of the agreement, (ii) certain non-compete provisions du ring the term of the agreement and twelve months thereafter and (iii) certain non-solicitation provisions during the term of the agreement and for one year thereafter.

Potential Payments upon Change of Control or Termination following a Change of Control

Our agreements with our named executive officers provide incremental compensation in the event of termination, as described herein. Generally, we currently do not provide any severance specifically upon a change in control nor do we provide for accelerated vesting upon change in control. Termination of employment also impacts outstanding stock options.

Due to the factors that may affect the amount of any benefits provided upon the events described below, any actual amounts paid or payable may be different than those shown in this table. Factors that could affect these amounts include the basis for the termination, the date the termination event occurs, the base salary of an executive on the date of termination of employment and the price of our common stock when the termination event occurs.

The following table sets forth the compensation that would have been received by each of our executive officers had they been terminated as of December 31, 2021.

Name	Salary $	Social benefits $	Total $
Dr. Rom Eliaz	41,250	12,400	53,350
Aharon Klein	12,000	-	12,000
Aharon Binur	21,875	5,801	27,676

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Director Compensation

The following table sets forth for each non-employee director that served as a director during the year ended December 31, 2021:

Year Ended December 31, 2021

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)		Non Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Benefits ($)	All Other compensation ($)	Total ($)
Oded Bashan	10,632	-	50,637	(2)	-	-	-	61,269
Ohad Bashan	10,682		50,637	(2)				61,319
David Lazar	19,885	-	50,909	(3)	-	-	-	70,794
Ron Mayron	13,233		50,909	(3)	-	-	-	64,142

1. In accordance with SEC rules, the amounts in this column reflect the fair value on the grant date of the option awards granted to the named executive, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense for us that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our common stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see Note 1. C (Stock Based Compensation) to our financial statements, which are included in this Annual Report on Form 10-K.

2. In respect of 240,000 options, all of which will vest as of June 30, 2022

3. In respect of 240,000 options, all of which will vest as of December 31, 2022

Compensation Policy for Non-Employee Directors.

In January 2021, the Board of Directors adopted an updated compensation policy for non-employee directors which replaced the previous non-employee director compensation terms and which became effective January 2021. Under the policy, each director is to receive an annual cash compensation of $5,000 and $1,000 per meeting or $500 for a virtual meeting.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Audit Committee Charter requires all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our audit committee. Any request for such a transaction must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider all available information deemed relevant by the audit committee, including, but not limited to, the extent of the related person’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

Related Party Transactions

Except as described below, since January 1, 2020, there has not been, nor is there currently proposed, any transaction to which we are or were a party in which the amount involved exceeds the lesser of $120,000 and 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities or any of their respective affiliates or immediate family members, had, or will have, a direct or indirect material interest.

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In 2015, our subsidiary IR-Med, Ltd received a loan from certain of the former IR-Med stockholders to fund its continuing operations. This loan bore interest at an annual rate ranging in 2020 and 2019, from 2.56%-2.62% annually. The aggregate loan amount was repayable only upon the approval of IR Med’s board of directors and when the Company’s profits reach an amount of NIS 1,500,000 (approximately $467,000 as of December 31, 2021) and upon such terms and such installments as shall be determined by the Company’s board of directors.

In 2017, our subsidiary IR Med, Ltd received a loan from certain of the former IR-Med stockholder to fund its continuing operations. This loan bear interest at an annual rate ranging in 2020 and 2019, from 2.56%-2.62% annually. The aggregate loan amount was repayable only upon the occurrence of an investment round greater than $500,000.

In March 2020, IR Med, Ltd and the lenders agreed to amend and restate the terms of the above referenced loans (“the Amended loan agreement”) pursuant to which the lender waived all rights to convert their respective outstanding loan amounts, and the repayment date was set to December 31, 2023, or such later date to be agreed between IR Med, Ltd and the lender. As of December 31, 2021 and 2020 the carrying amounts of these loans were $41 thousand and $38.5 thousand respectively.

On March 6, 2018, certain of IR. Med, Ltd.’s shareholders advanced to it a convertible bridge loan in the principal amount of NIS 379,000 ($113,000) (hereinafter, the “2018 CLA”), bearing a per annum interest rate of 3% compounded and accrued annually and, originally payable on December 31, 2018, or a later date agreed to by the then holders of 80% of the outstanding shares of IR Med Ltd. Under the terms of the 2018 CLA, the loan is convertible by the holders under certain specified circumstances and is automatically convertible upon other terms. In an Exit event (as deveined in the 2018 CLA), the loan is repayable at 200% the outstanding amount or converted, at the option of the majority lenders. In March 2020, the Company and the lenders agreed to amend and restate the 2018 CLA (“the Amended CLA”). According to the Amended CLA, the lenders waived any and all rights to convert their respective outstanding loan amounts, and the repayment date was set to December 31, 2023, or such later date to be agreed by IR Med and the lenders. In addition, in case of an Exit event, as described in the Amended CLA, the loan and all accrued interest will be fully repaid immediately following the exit event. As of December 31, 2021 and 2020, the carrying amounts of the loans were $136,000 and $128,000, respectively. The Company classified the 2018 CLA as a long term liability on its balance sheets.

For the years ended December 31, 2021 and 2020, the Company paid to two directors and one shareholder of the Parent Company an aggregate consideration of US$227 thousand and US$93 thousand, respectively, in respect of research and development services.

For the year ended December 31, 2021 the Company paid to the shareholder an aggregate consideration of US$60 thousand, in respect of such consulting services.

During 2021, IR Med Ltd. entered into an employment agreements with one of our directors and three officers. For the year ended December 31, 2021, salary and related expenses totaled to US$374 thousand, in respect thereof.

In the course of 2021 and 2020, IR-Med Ltd. paid US$51 thousand and US$15 thousand, , respectively, to an entity controlled by two of our directors in respect of rent and office services for our premises.

Following the adoption of the 2020 incentive stock plan (hereinafter the “Plan”) on December 23, 2020, and the adoption of the sub plan (the “Israeli appendix”) on April 29, 2021, we granted under the Plan to our directors, officers and one shareholder 4,423,960 options to purchase shares of Common Stock.

ELECTION OF DIRECTORS

(Proposal 1)

Our Amended and Restated Certificate of Incorporation classifies the Board into three classes, each having a staggered term expiring at successive annual meetings. Two Class I directors are to be elected at the Annual Meeting to serve a three-year term expiring at the 2025 Annual Meeting of Stockholder (and until their successors shall be elected and shall qualify). The term of our Class II directors, Ohad Bashan, Yoram Drucker and Ron Mayron shall expire at the 2023 Annual Meeting of Stockholders. The term of our Class III directors, Oded Bashan and Ronnie Klein, shall expire at the 2023 Annual Meeting of Stockholders.

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The Board has nominated the persons named in the table below for election as Class I directors. Mr. Yaniv Cohen is an incumbent director and Ms. Inna Martin is standing for election.

Unless otherwise specified in the accompanying proxy, the shares voted pursuant to it will be voted for the persons named below as nominees for election as Class I directors. If, for any reason, at the time of the election, any of the nominees should be unable or unwilling to accept election, such proxy will be voted for the election, in such nominee’s place, of a substitute nominee recommended by the Board to the extent that such substitute nominee exists. However, the Board has no reason to believe that any nominee will be unable or unwilling to serve as a director.

Name of Nominee	Principal Occupation	Age	Year became a Director
Yaniv Cohen	Director	43	2020
Inna Martin	Director	47	—

The following describes at least the last five years of business experience of the directors standing for re-election and election. The descriptions include any other directorships at public companies held during the past five years by these directors. No family relationship exists between any director and executive officer of the Company.

Yaniv Cohen, age 43, co-founded IR. Med,. Ltd. in September 2013 and served as the R&D manager since then. Following the completion of the of IR. Med Ltd. by our company (the “Acquisition”), he was appointed to the Board. Mr. Cohen is an experienced electrical engineer with expertise in the fields of wave propagation and IR Spectroscopy for medical applications. Additionally, Mr. Cohen holds 4 patents in medical devices, co-authored eight articles in scientific journals as well as speaking in conferences around the globe. From 2010 to 2013, Mr. Cohen served as R&D manager for PIMS, an Israeli medical device company, focusing on IR imaging and spectral analysis for non-invasive cancer detection and identification. From 2008 to 2009, Mr. Cohen worked for Cisco as a system engineer. Prior to which, from 2006 to 2008, he worked as a service engineer for Intel Israel. Mr. Cohen is a Candidate of Sciences in the doctoral program, Informatics and Computer Engineering in the National Research University Higher School of Economics, School of Electronic Engineering Institute of Electronics and Mathematics (MIEM HSE), Moscow, Russia. Mr. Cohen holds a M.Sc. in Electrical Engineering from Holon Institute of Technology (2007).From 2009 to 2010, he attended the Ben-Gurion University of the Negev, Beer Sheva, Israel where he wrote a thesis in wave prorogation.

The Board believes that Mr. Cohen’s extensive knowledge and long standing involvement of the Company and his extensive knowledge of relevant technologies qualify him to serve on our Board.

Inna Martin, age 47 has been nominated by our Board to stand for election. Inna Martin is an experienced executive with more than 18 years of hands on experience in the development of new ventures, business consulting, and venture capital investments. Since 2020, Ms. Martin has been serving as a CEO and Director of Revium Recovery Inc., a company currently focusing on the development of a disruptive Clinical Decision Support software (CDS) for digital mental health area applications. In 2021, Mrs. Martin has successfully completed studies of AI in Healthcare course run by MIT Sloan School of Management. Prior to joining Revium, 2018-2020 Mrs. Martin founded a startup company in cardiovascular field. Under her management, the company successfully completed First in Human clinical studies and received FDA approval for its unique Stent Positioning Assistance System, SPAS™, - a novel proprietary tool developed for safer PCI procedure and precise stent positioning. From 2014 to 2018, Mrs. martin served as a Managing Director of Investments at RosNanoMedInvest, a $760 million sovereign fund initiative in innovation in healthcare field, partner of Domain Associates LLC (US). Prior to joining the fund, from 2007 to 2014, Ms. Martin provided business development and consulting services to a range of companies in pharma and medtech fields in Israel and Europe, including project opportunity assessment services, market analyses, sales forecasting, business planning, and strategic development planning.

The Board believes that Ms. Martin’s extensive experience in innovative healthcare-related ventures, international network of contacts, knowledge of implementation of AI in Healthcare fields brings to our Board needed experience in this field.

There are no family relationships between any of the above Class I directors standing for election.

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Information Relating to Continuing Directors who are not Standing for Election or Re-election this Year

Oded Bashan, age 76, co-founded IR-Med Ltd with Aharon Klein and, since September 2013 has been serving as Chairman of IR. Med Ltd. Upon the effectiveness of our acquisition in December 2020 of IR. Med, Ltd. (the “Acquisition”), he was appointed to Board of Directors and on January 20, 2021, was appointed as Chairman of the Board and on April 6, 2021 he was appointed Chief Executive Officer on an interim basis following the resignation of Ms. Davidson Mund. Mr. Bashan has over 35 years of experience in managing, building and running technology companies. He was Founder, CEO & chairman of OTI Ltd. from 1990 to 2013, a Nasdaq traded global technology leader with more 250 employees. Since January 2013, together with his son Mr. Ohad Bashan, they have been managing several private companies engaged in biotech. Previously, Mr. Bashan served as the president of Electro-Galil form 1984 to1990. He was awarded the Leading Businessman Award in Management, Business and Economics by the Israeli Institute of Public Opinion. Mr. Bashan holds both B.Sc. and M.Sc. in Economics and Business management from the Hebrew University of Jerusalem.

The Board believes that Mr. Bashan’s extensive experience in United States public companies, his long standing involvement with IR-Med Ltd. and his knowledge of our product candidates ideally situate him to serve on our Board.

Aharon Klein, age 58, co-founded Ir. Med, Ltd in September 2013 and served as director since then and Chief Operating Officer from September 2013 until the date of the Acquisition. Upon the Acquisition, he was appointed Chief Technology Officer in. Mr. Klein is a medical device and biotech expert, with a strong clinical background. Prior to founding the Company, from 2004 to 200,7 Mr. Klein co-founded and served as CEO of Fertiligent, a start-up company focused on innovative fertility treatments, which was acquired by a United Kingdom based investment group in 2008. From 2008 to 2013, immediately prior to co-founding the Company, he founded a medical device company developing infrared based diagnostic tools for diagnosing colon cancer insito without the need for biopsies (optical biopsies). Mr. Klein graduated from the Faculty of Engineering in the Technion Israel Institute of Technology. Mr. Klein is experienced in initiating and running medical device start-up companies, including development running clinical trials and regulatory affairs.

The Board believes that Mr. Klein’s extensive knowledge and long standing involvement with the Company and his knowledge of the core technologies underlying our product candidates ideally situate him to serve on our Board.

Yoram Ducker, age 57, joined the Board of Directors in December 2019. Mr. Drucker is a serial entrepreneur, founding several companies over the last twenty years and focusing on the Israeli biotech industry. From October 2017 to the present time, Mr. Drucker founded and served as Vice President of Business Development for InnoCan Pharma Ltd., a company traded on the Canadian Stock Exchange. From September 2016 to April 2020, Mr. Drucker was the CEO and Co-founder of a biotech company, ViruCure, developing an oncolytic-virus based technology platform. Prior to this, he served as the CEO and Executive Chairman of Cell Source Ltd. from 2011 to 2014. Additionally, Mr. Drucker was a founding member of Brainstorm (NASDAQ: BCLI), a company publicly traded on the Nasdaq where he served as COO in 2004 and CEO from 2005 to 2007 and a founding member of Pluristem (NASDAQ: PSTI). Mr. Drucker currently serves on the board of directors of Innocan Pharma Corporation (CSE: INNO) and Nurexone Biologic Inc. (TSX: NRX). Mr. Drucker brings significant expertise in the management, operations, business development and product development in start-ups. He is also involved as a consultant and co-founder of other start-ups in different fields.

The Board believes that Mr. Drucker’s extensive experience in a managerial capacity with public companies brings to our board needed experience is functioning as a U.S. public company.

Ohad Bashan, age 51, Mr. Bashan joined the Board upon the completion of the Acquisition., Mr. Bashan is an entrepreneur, innovator and executive with a proven track record of more than 25 years of building, leading, running technology companies from  startup to  NASDAQ traded and experienced Director after serving on the boards of private and publicly traded companies, in the US, Israel, China, Poland and France. From 1998 to 2013, Mr. Bashan he held several senior positions at OTI, which was acquired by Nyax Ltd. Since 2013 to the present time, Mr. Bashan runs a management services business. Mr. Bashan holds a B.A. in business from the College of Business Management, Tel Aviv, with specializations in marketing and finance, and an M.B.A. from Pepperdine University, California.

The Board believes that Mr. Bashan’s wide ranging international business experience qualifies him to serve on our Board.

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Ron Mayron, age 58, Mr. Mayron immediately following the Acquisition. Mr. Mayron has extensive experience in the pharmaceutical and medical equipment industries and has held various, significant senior management positions, both local and global, within Teva Pharmaceutical Industries Ltd. (“Teva”) over the last 21 years. During his career at Teva, Mr. Mayron served in various VP positions, most recently he was CEO of Teva Israel and VP Israel and Africa from June 2009 until September 2013. Mr. Mayron’s core expertise is in marketing, sales anddistribution, mergers and acquisitions, business development, global operation and supply chain and strategic development. Mr. Mayron currently serves on the board of directors of Innocan Pharma Corporation (CSE: INNO), Nurexone Biologic Inc. (TSX: NRX), IceCure Medical Ltd. (NASDAQ” ICCM), BioLight Life Sciences Ltd. (TASE: BOLT), Entera Bio (NASDAQ: ENTX) and Kadimastem Ltd. (TASE: KDST) Mr. Mayron holds a B.Sc. – Industrial Engineering & Management, Ben Gurion University and M.B.A from Tel-Aviv University.

The Board believes that Mr. Mayron’s extensive knowledge and experience with public companies qualify him to serve on our Board.

Family Relationships

Oded Bashan is the father of Ohad Bashan

The following table sets forth certain information regarding our executive officers who are not also directors.

Name	Age
Moshe Gerber	61	Chief Executive Officer
Sharon Levkoviz	48	Chief Financial Officer
Aharon Binur	59	Chief Development Officer

Moshe Gerber. Mr. Gerber, was appointed Chief Executive Officer on May 2, 2022 following the resignation of Dr. Rom Eliaz. Mr. Gerber possesses over 25 years’ experience in international business development, sales and operations across high-tech industries, including Artificial Intelligence (AI), software and medical devices, with wide ranging experience in product strategy and market analysis. From December 2020 until December 2021[what happened between December 2021 and May 2022], Mr. Gerber was Vice President, Business Development and Alliances at BeyondMinds Ltd., an Israel based company that delivers hyper-customized, production-grade AI platforms spanning several industries. Prior to that, from January 2019 through December 2020, he was the owner and CEO of Crispotech Ltd., a private company that provided business development services to companies in a variety of hi-tech areas: software, medical devices, digital health, particle accelerators, laser technology, 3D printing, cloud computing, and others. From September 2017 through November 2018 he served as CEO of Peak Medical trade, a company developing and marketing, among other things, medical devices for NICUs and OR’s. From July 2015 through May 2017, he worked as VP Business Development and Sales at Mennen Medical, a private company that develops and sells medical devices for hospitals worldwide, via offices in USA, UK, and Israel, where he managed business development, marketing and sales activities via direct sales force and distributors worldwide. From June 2011 through June 2015, Mr. Gerber established and managed a medical devices company (Gerium Medical), which developed a medical device for jaundice measurement and oversaw the sale of the company to Mennen Medical. Mr. Gerber has an MBA from San Jose State University in California, and B.Sc in Mathematics and Computer Science from Tel-Aviv University.

Sharon Levkoviz. Mr. Levkoviz was appointed to Chief Financial Officer upon the effectiveness of the Acquisition. Mr. Levkoviz served from 2011-2021 in Achdut Israel Ltd., an Israeli company providing accounting and economic consulting services, as regional manager. Prior to that period, Mr. Levkoviz served as a Chief Controller at OTI global company, Nasdaq traded company, from 2005 through 2011. Mr. Levkoviz received his CPA from Ramat Gan College and a B.A. in Business Administration from Rupin College in Israel. In addition Mr. Levkoviz served ten years as a chairman of finance and human resource committee at Ohalo College and also five years as a director at the development company of Katzrin, Mr. Levkoviz served eight years as a member of Katzrin plenum.

Aharon Binur, Mr. Aharon Binur was appointed as Chief Development Officer on April 29, 2021 to lead product development. Mr. Binur is an electronics engineer who graduated from the Technion in Haifa, Israel. He was an electronics engineer at OTI from November 1999 through February 2001 and became a development manager at a subsidiary of OTI March 2001 and has held several other positions at OTI through April 2013. Mr. Binur also served as CTO (August 2009 through November 2014) and VP of R&D (March 2017 through April 2021) at Lehavot- advanced fire protection systems. Mr. Binar has extensive experience in multidisciplinary technological management, including software, hardware and mechanics, development of final systems and products for the client, while maintaining high quality and international standards. Mr. Binar has a unique and creative approach to technology management, including patents registered on his name.

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ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORSBOARD MEETINGS

During the fiscal year ended December 31, 2021, the Board held four board meetings and acted by unanimous written consent on two occasions. Each of the directors attended 100% of the aggregate number of meetings of the Board and 100% of any committees of the Board on which they served.

The Board does not have a formal policy with respect to Board members’ attendance at annual stockholder meetings, although it encourages directors to attend and participate at all such meetings.

Board Leadership Structure and Role in Risk Oversight

In accordance with our Amended and Restated Articles of Incorporation, our Board of Directors is divided into three classes with staggered three-year terms. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following the election. The authorized number of directors may be changed by resolution of the Board of Directors. Currently, two separate individuals serve in the positions of Chief Executive Officer and Chairman of the Board of Directors of the Company. We believe that our current leadership structure is optimal for the Company at this time.

Our Board of Directors currently has one independent member and five non-independent members. All of our independent directors have demonstrated leadership in other organizations and are familiar with board of director processes

Our management is principally responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing our risk exposures on a day-to-day basis. The Board of Directors’ principal responsibility in this area is to monitor our risk management processes by informing itself concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks, and to ensure that sufficient resources, with appropriate technical and managerial skills, are provided throughout the Company to identify, assess and facilitate processes and practices to address material risk. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board of Directors’ assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company.

While the full Board of Directors has overall responsibility for risk oversight, the Board of Directors may elect to delegate oversight responsibility related to certain risks to the audit committee, which in turn would then report on the matters discussed at the committee level to the full Board of Directors. For instance, the Audit Committee could focus on the material risks facing the Company, including operational, market, credit, liquidity and legal risks.

Stockholder Communications to our Board of Directors

The Company has not, to date, implemented a policy or procedure by which its stockholders can communicate directly with its directors. Due to the small size of the Company and its resources, the Company believes that this is appropriate.

Committees of the Board of Directors

Our Board has established an audit committee which operates under a charter that has been approved by our board.

Our board has determined that all of the members of each of the board’s audit committees are independent as defined under the rules of the NASDAQ Capital Market. In addition, all members of the audit committee meet the independence requirements contemplated by Rule 10A-3 under the Exchange Act. We currently do not have a board member that qualifies as an “audit committee financial expert” as defined in Item 407(D)(5) of Regulation S-K.

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We currently do not have a nominating or compensation committee. Our board of directors believe that it is not necessary to have such committees at this time because the full board of directors can adequately perform the functions of such committees.

Audit Committee

The audit committee’s main function is to oversee our accounting and financial reporting processes and the audits of our financial statements. This committee’s responsibilities include, among other things:

●	appointing our independent registered public accounting firm;

●	evaluating the qualifications, independence and performance of our independent registered public accounting firm;

●	approving the audit and non-audit services to be performed by our independent registered public accounting firm;

●	reviewing the design, implementation, adequacy and effectiveness of our internal accounting controls and our critical accounting policies;

●	discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;

●	reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

●	reviewing on a periodic basis, or as appropriate, any investment policy and recommending to our board any changes to such investment policy;

●	preparing the report that the SEC requires in our annual proxy statement;

●	reviewing and approving any related party transactions and reviewing and monitoring compliance with our code of conduct and ethics; and

●	reviewing and evaluating, at least annually, the performance of the audit committee and its members including compliance of the audit committee with its charter.

The members of our audit committee are Ron Mayron and until his resignation in June 2022, David Lazar. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the NASDAQ Capital Market.

Nominations to the Board of Directors

Director candidates are considered based upon various criteria, including without limitation their broad-based business and professional skills and experiences, expertise in or knowledge of the life sciences industry and ability to add perspectives relating to that industry, concern for the long-term interests of our stockholders, diversity, and personal integrity and judgment. Our Board of Directors has a critical role in guiding our strategic direction and overseeing the management of our business, and accordingly, we seek to attract and retain highly qualified directors who have sufficient time to engage in the activities of our Board of Directors and to understand and enhance their knowledge of our industry and business plans.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter [charters need to be posted on company’s website] adopted by the Board of Directors. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Somekh Chaikin. In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2021, the Audit Committee took the following actions:

● Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management and Somekh Chaikin, a member of KPMG International Group, our independent registered public accounting firm;

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● Discussed with Somekh Chaikin, a member of KPMG International Group the matters required to be discussed in accordance with Auditing Standard No. 16 - Communications with Audit Committees;

● Received written disclosures and the letter from Somehk Chaikin, a member of KPMG International Group regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Somekh Chaikin, a member of KPMG International Group communications with the Audit Committee and the Audit Committee further discussed with Somek Chaikin, a member of KPMG International Group their independence; and

● Considered the status of pending litigation, if any, internal controls, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Somekh Chaikin, a member of KPMG International Group, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

The Audit Committee of the Board of Directors

Ron Mayron, Chairman

David Lazar

March 31, 2022

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing

THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF YANIV COHEN AND INNA MARTIN AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

APPROVAL OF AN AMENDMEND TO INCREASE THE NUMBER OF SHARES TO BE GRANTED UNDER THE COMPANY’S 2020 EQUITY PLAN

(Proposal 2)

General

In December 2020, our Board and stockholders adopted the 2020 Incentive Stock Plan (the “2020 Incentive Plan”). The Plan is intended to encourage ownership of common stock by our employees and directors and certain of our consultants, including employees of IR-Med Ltd, in order to attract and retain such people, to induce them to work for the benefit of us and to provide additional incentive for them to promote our success. Initially the Board reserved seven million shares under the 2020 Incentive Plan. On June 20, 2021, the Board approved a resolution to increase the shares of common available under the 2020 Incentive Plan from 7,000,000 to 10,000,000 shares and, on July 22, 2021, the holders of a majority of our voting stock approved such increase.

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The 2020 Incentive Plan is intended to enable the Company to continue to have an adequate number of shares of Common Stock available for the grant of stock options to attract new employees, as well as retain current employees. Although the Company cannot currently determine the number of options that may be granted in the future to the executive officers and other employees of the Company, each of the executive officers and key employees of the Company has an interest in the approval of the additional number of shares of Common Stock available for issuance in so far as they are eligible recipients of options under the Equity Incentive Plan.

On June 27, 2022, our Board approved an amendment to the Plan, to be effective upon approval by our stockholders at the annual meeting, to increase the number of shares authorized for issuance of awards under the Plan from 10,000,000 shares to 15,000,000 shares of common stock. On October 26, 2022 our Board approved a further amendment to the Plan, to be effective upon approval by our stockholders at the annual meeting, to increase the number of shares authorized for issuance of awards under the Plan from 15,000,000 shares to an aggregate of 16,000,000 shares of common stock.

As of November 14, 2022, the Company awarded to its employees and service providers options to purchase in the aggregate up to 9,785,659 shares of Common Stock, of which options for 8,762,843 shares were at an exercise price of US$ 0.32 per share, options for 486,816 shares were at an exercise price of 0.01 per share and options for 200,000 shares were are an exercise price of $0.64 per share and options for 336,00 shares were at an exercise price of US$0.58. Of the options granted, options for 6,076,375 shares were vested upon grant and the remaining balance have a vesting period ranging between one to five years. On October 26, 2022, options for an additional 4,240,000 shares were granted, subject to the approval and ratification by our shareholders of this Proposal No. 2, at a per share exercise price of $0.58. Of the options then granted, options for 160,000 were awarded to Ron Mayron, a non-employee director, options for 240,000 shares were awarded to Inna Martin, the director nominee, subject to her election, in each case vesting on a quarterly basis over a three year period, beginning with the quarter ending December 31, 2022; options for 1.2 million shares were awarded to our Chairperson, Oded Bashan, vesting over a two year period; and options for 2,000,000 shares were awarded to a service provider who is also a shareholder vesting over a one year period and an additional option for 400,000 shares were awarded to a service provider who is also a shareholder vesting over a one year period, in each case at a per share exercise price of $0.58.

Accordingly, our Board believes approval of the amendment to increase the aggregate number of shares available for issuance under the Plan is in our best interests and those of its stockholders and recommends a vote “FOR” the approval of the amendment to the Plan.

The following is a brief summary of the Plan. This summary is qualified in its entirety by reference to the text of the Plan, a copy of which is attached as Appendix A to this proxy statement.

Material Features of the Plan.

Purpose and Eligibility. The purpose of the Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and its subsidiaries by providing such persons with equity ownership opportunities that are intended to better align the interests of such persons with those of the Company’s stockholders. All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company are eligible to be granted Awards under the Plan. “Award” means Qualified and Non-Qualified Options (the “Options”) under the Code, grants by the Company of shares of common stock under the Plan (the “Stock Grants”), grants by the Company under the Plan of an equity award or equity based award which is not an Option or Stock Grant (the “Stock-Based Awards”), rights to the shares of the Company granted pursuant to the Plan (the “Stock Rights”).

Shares Subject to the Plan. The maximum aggregate number of shares of our Common Stock currently reserved under the Plan is 10,000,000 shares. Any shares of stock that are subject to an Award under the Plan that expires, is terminated, surrendered or forfeited will again be available for the grant of awards under the Plan.

Adjustments. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sub-limits, (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the number of shares subject to and the repurchase price per share subject to each outstanding Stock Award and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted awards may be made, if applicable) in the manner determined by our board of directors.

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Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and number of shares, restrictions, terms, vesting schedule and conditions to be included in such Grants; (d) construe and interpret the Plan; promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (e) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant including amending the exercise date or dates thereof; (f) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (g) make all other determinations necessary or advisable for the Plan’s administration. The interpretation and construction by the Board of any provisions of the Plan or selections of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

Options Price and Duration. The purchase price per share of our Common Stock deliverable upon the exercise of a Non-Qualified Option will be at least the greater of the par value or the fair market value per share of Common Stock on the date of grant of the Option. The purchase price per share of our Common Stock deliverable upon the exercise of a Qualified Option will be no less than 100% of the fair market value of the Common Stock on the day any such Option is granted. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of our outstanding stock, must be at least 110% of the fair market value of the Common Stock on the grant date.

Subject to certain limitations, each Option shall be exercisable at such times and subject to such terms and conditions as our board of directors may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years, and with respect to Qualified Options granted to any participant who owns more than 10% of the total voting power of all classes of our outstanding stock, no Option will be granted with a term in excess of 5 years.

Each option agreement shall also set forth the effect on an award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a participant and the extent to which, and the period during which, rights under an Option are exercisable.

Stock Awards. Our board of directors may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by our board of directors in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by our board of directors for such Award. Our board of directors may also grant awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”).

Exercise. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in the Plan) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

Transferability. Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the participant, shall be exercisable only by the participant; provided, however, that our board of directors may permit gratuitous transfer of the Award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award.

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Term and Termination of the Plan. The Plan was approved by the Company’s stockholders on December 23, 2020 (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

Amendment. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

THE BOARD RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE PLAN TO INCREASE THE AGGREGATE NUMBER OF AUTHORIZED SHARES RESERVED FOR ISSUANCE UNDER THE PLAN FROM 10 MILLION SHARES TO 16,00,000 SHARES, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 3)

The Audit Committee has appointed Somekh Chain, a member of KPMG International Group (“Somekh Chaikin”), as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2022. The Board recommends that the stockholders ratify this appointment. Somekh Chaikin audited our financial statements for the fiscal year ended December 31, 2022. We expect that representatives of Somekh Chaikin will be present by video at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint Somekh Chaikin, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Somekh Chaikin and concluded that Somekh Chaikin has no commercial relationship or other relationships with the Company that would impair its independence.

Somekh Chaikin has acted as the Company’s independent registered public accounting firm since 2020.

The following table presents fees for professional audit services rendered by Somekh Chaikin for the audit of the Company’s audited financial statements for the years ended December 31, 2021 and December 31, 2020 and fees billed for other services rendered by Somekh Chaikin during the period:

	2021	2020

Audit fees (1)	$140,000	$121,000
Audit-related fees (2)	-	-
Tax fees (3)	$1,500	$1,500
All other fees	-	-
Total:	$141,500	$122,500

(1)	Audit fees consist of audit and review services, consents and review of documents filed with the SEC.

(2)	Audit-related fees consist of assistance and discussion concerning financial accounting and reporting standards and other accounting issues.

(3)	Tax fees consist of preparation of federal and state tax returns, review of quarterly estimated tax payments, and consultation concerning tax compliance issues.

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Prior to engagement, the Audit Committee pre-approves each of these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget at year end by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires pre-approval before engaging our independent registered public accounting firm. All of the services described above were pre-approved by our Audit Committee.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of KPMG as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF SOMEKH CHAIKIN AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

(Proposal 4)

Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, not less frequently than once every three years, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Our compensation programs are designed to effectively align our executives’ interests with the interests of our stockholders by focusing on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders. Stockholders are urged to read the section titled “Executive Officer and Director Compensation” in this proxy statement, which discusses how our executive compensation policies and practices implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. The Board believes that the objectives of our executive compensation program, as they relate to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, the Board believes that our executive compensation program, as it relates to our named executive officers, achieves an appropriate balance between fixed compensation and variable incentive compensation. Our Board believes that our policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program goal. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Accordingly, we are asking our stockholders to vote on the following resolution at the Annual Meeting:

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RESOLVED, that the stockholders hereby approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the SEC, including the compensation tables and the related material disclosed in this proxy statement.

The approval of this advisory non-binding proposal requires the affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no effect on this proposal.

The vote is advisory, which means that the vote is not binding on the Company or our Board. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, our Board will evaluate whether any actions are necessary to address the concerns of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON
EXECUTIVE COMPENSATION

(Proposal No. 5)

Section 951 of the Dodd-Frank Act also amended the proxy rules of the SEC to require that not less frequently than once every six years, a proxy statement for an annual meeting of stockholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate proposal subject to stockholder vote to determine whether the stockholder vote to approve the compensation of the named executive officers will occur every one, two or three years.

Accordingly, we are seeking a stockholder vote regarding whether the non-binding resolution to approve the compensation of our named executive officers should occur every three years, every two years or every year.

The Board asks that you support a frequency of every three years for future non-binding resolutions on compensation of our named executive officers. Stockholders should consider the value of having the opportunity every year to voice their opinion on the Company’s executive compensation through an advisory vote, weighing that against the additional burden and expense to the Company and stockholders of preparing and responding to proposals annually, as well as the other means available to stockholders to provide input on executive compensation.

After consideration, the Board believes that an advisory vote on executive compensation that occurs every three years is the appropriate approach. The Company’s executive compensation program and policies are designed to balance current cash compensation with promoting long-term growth and performance of the Company. Changes in compensation structure, including those suggested by stockholders, would take time to implement, and evaluating the results of any such change would also take time and careful consideration. For these reasons, the Board believes that evaluating these programs every three years as opposed to more frequently is more appropriate.

The Board is not bound by this non-binding advisory stockholder vote; however, it will give significant weight to stockholder preferences on this matter.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of our Board.

Shares represented by proxies that are marked to indicate abstentions from this proposal and broker non-votes with respect to this proposal will not affect its outcome. If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote “FOR” a frequency of “three years” for future advisory votes regarding executive compensation.

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BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ABOVE ADVISORY RESOLUTION APPROVING THE OPTION OF ONCE EVERY THREE YEARS AS THE PREFERRED FREQUENCY FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

OTHER MATTERS

Our Board of Directors is not aware of any other business which will be presented at the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2023 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than 120 days prior to the date that is one year from this year’s mailing date. To be considered for presentation at the 2023 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the date of the preceding year’s Annual Meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given). The notice must include information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating stockholder’s ownership of and agreements related to our stock. If the 2023 Annual Meeting is held more than 30 days before or after the first anniversary of the date of the 2022 Annual Meeting, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 90th day prior to the 2023 Annual Meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. Proposals that are not received in a timely manner will not be voted on at the 2023 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, IR-Med, Inc. ZHR Industrial Zone. Rosh Pina Israel.

In order for stockholders to give timely notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card in connection with the 2023 annual meeting, notice must be submitted no later than April 15, 2023 and include all of the information required by Rule 14a-19 under the Exchange Act. However, if the date of the 2023 annual meeting changes by more than 30 days from this year’s Annual Meeting, Rule 14a-19 requires the notice be provided by the later of 60 calendar days prior to the date of the 2023 annual meeting or the tenth (10th) calendar day following the day on which we first publicly announce the date of the 2023 annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

November 28, 2022

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IR-MED, INC.

2020 INCENTIVE STOCK PLAN

This IR-MED, INC., 2020 Incentive Stock Plan (the “Plan”) is designed to retain directors, executive and selected employees and consultants and reward them for making major contributions to success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.	Definitions.

a.	“Board” – The Board of Directors of the Company.

b.	“Code” – The Internal Revenue Code of 1986, as amended from time to time.

c.	“Committee” – The Compensation Committee of the Company’s Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested personas, as contemplated by Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

d.	“Company” – International Display Advertising, Inc., and its subsidiaries, including subsidiaries of subsidiaries.

e.	“Exchange Act” – The Securities Exchange Act of 1934, as amended from time to time.

f.	“Fair Market Value” – means, as of any date, the value of a Stock determined as follows:

i.	If the Stock is trading on any established stock exchange or national market system, the Fair Market Value shall be closing sale price of on the Stock on the principal exchange on which Stock is then trading (or as reported on any composite index which included such principal exchange), on the trading day immediately preceding such date, or if Stock is not traded on such date, then on the next preceding date of which a trade occurred, as reported in The Wall Street Journal or such other comparable quotation systems; or
ii.	If the Stock is not traded on an exchange, but is quoted on the Nasdaq or other comparable quotation system, the Fair Market Value shall be the mean between closing representative bid and ask prices for the Stock on the trading day immediately preceding such date or, if no bid and ask prices were reported on such date, then on the last date preceding such date on which both bid and ask prices were reported, all as reported by Nasdaq or such other comparable quotation system; or
iii.	If the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a comparable quotation system, the Fair Market Value shall be determined in good faith by the Board or Committee or by an external valuation evaluator retained by the Company.

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g.	“Grant” – The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

h.	“Grant Agreement” – An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

i.	“Option” – Either an Incentive Stock Option, in accordance with Section 422 of the Code, or a Nonstatutory Option, to purchase the Company’s Stock that may be awarded to a participant under the Plan. A Participant who receives an award of an Option shall be referred to as an “Optionee”.

j.	“Participant” – A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

k.	“Restricted Stock Purchase Offer” – A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

l.	“Securities Act” – The Securities Act of 1933, as amended from time to time.

m.	“Stock” – Authorized and issued or unissued shares of common stock of the Company.

n.	“Stock Award” – A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

2.	Administration.

The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and number of shares, restrictions, terms, vesting schedule and conditions to be included in such Grants; (d) construe and interpret the Plan; promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (e) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant including amending the exercise date or dates thereof; (f) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (g) make all other determinations necessary or advisable for the Plan’s administration. The interpretation and construction by the Board of any provisions of the Plan or selections of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

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3.	Eligibility.

a.	General: The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.
b.	Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director’s fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time int eh any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate Fair Market Value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options, the excess portion of such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

c.	Nonstatutory Option: The provision of the foregoing Section 3(b) shall not apply to any Option designated as a “Nonstatutory Option” or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

d.	Stock Awards and Restricted Stock Purchase Offers: The provisions of this Section 3 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

4.	Stock.

a.	Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

b.	Number of Shares: Subject to adjustment as provided in Section 5i of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed Seven million (7,000,000) shares. If any Grant shall be any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

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c.	Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

d.	Application of Funds: The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreement will be used for general corporate purposes.

e.	No Obligation to Exercise: This issuance of Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5.	Terms and Conditions of Options.

Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit A and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such terms and provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

a.	Number of Shares: Each Option shall state the number of shares to which it pertains and the vesting schedule, if any.

b.	Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

i.	Any Incentive Stock Option granted to a person who at the time of the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company (“Ten Percent Holder”) shall have an exercise price of no less than 110% of Fair Market Value as of the date of grant; and

ii.	Incentive Stock Options granted to a person who at the time of the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of Fair Market Value as of the date of grant.

For the purposes of this Section 5(b), the Fair Market Value shall be determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Nasdaq Capital Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

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c.	Medium and Time of Payment: The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company’s outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

i.	in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

ii.	through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee’s delivery of a promissory note in form and substance satisfactory to the Company and permissible under the applicable laws and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the Nevada Revised Statute as may be acceptable to the Board.

d.	Term and Exercise of Options: Any Option granted to an employee, consultant or director of the Company shall become exercisable over a period of no longer than ten (10) years or in the case of an Option granted to an Optionee who is a Ten Percent Holder at the time the Option is granted, the expiration of five (5) years from the date such Option was granted. Each Option shall be exercisable to the nearest whole share, in whole or in part, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. such unexercised portion Agreement.

e.	Termination of Status as Employee, Consultant or Director: If Optionee’s status as an employee shall terminate for any reason other than Optionee’s disability or death, then Optione e (or if the Optionee shall die after such termination, but prior to exercise, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee’s Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) month after such termination (or, in the event of “termination for cause” as determined bythe applicable law relating to such Optionee, or by the terms of the Plan or the Option Agreement or employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days after such termination (except that in the case of “termination for cause” or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate). The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services, Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

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f.	Disability of Optionee: If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

g.	Death of Optionee: If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee’s Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the descendent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee’s death, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee’s death and not previously exercised by the Optionee.

h.	Non-transferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

i.	Recapitalization: Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration” by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may, in its sole discretion, grant to Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant thereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the provisions of Paragraph 5(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

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Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares he shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The Grant of an Option pursuant to the Plan shall not effect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer or any part of its business or assets.

j.	Rights as a Shareholder: An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

k.	Modification, Acceleration, Extension, and Renewal of Options: Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and the applicable laws. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

l.	Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee’s employment as contemplated by Section 5(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

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m.	Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable law or the rules or regulations of any applicable governmental or foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

n.	Repurchase Agreement: The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion (“Repurchase Agreement”), (i) restricting the Optionee’s right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee’s employment with the Company, for any reason, the Company (or another shareholder of the Companyshall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to: (A) the fair value of such shares as of such date of termination; or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under the applicable laws; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provision may be subject to additional or greater restrictions as determined by the Board or Committee.

6.	Stock Awards and Restricted Stock Purchase Offers.

a.	Types of Grants.

i.	Stock Award. All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation.

ii.	Restricted Stock Purchase Offer. A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant’s continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan.

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b.	Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as “Restricted Stock”. Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

c.	Cancellation and Rescission of Grants. Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

i.	A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant’s position and responsibilities while employed by the Company, the Participant’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant whose engagement by the Company has terminated shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.

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ii.	A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company’s business, any confidential information or material, as defined in the Company’s Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

iii.	A Participant, pursuant to the Company’s Proprietary Information and Invention Agreement or similar agreement regarding intellectual property inventions, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

iv.	Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 6(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within 45 days of discovery by the Company’s Chief Executive Officer of Participant’s failure to comply with the provision of Section 6(c). Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

d.	Assignability

i.	Except pursuant to Section 6(e)(iii) and except as set forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

ii.	Where a Participant terminates employment and retains a Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a “blind” trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

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e.	Termination of Employment. If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unvested, deferred and unpaid Grants shall be cancelled immediately, and vested Grants shall be exercisable for a period of 30-days after the date of such termination, unless the Grant Agreement provides otherwise:

i.	Retirement Under a Company Retirement Plan. When a Participant’s employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Grants to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

ii.	Rights in the Best Interests of the Company. When a Participant resigns from the Company or is terminated without cause and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Grants would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 6(c) [?] or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant’s Grants are not in the Company’s best interest.

iii.	Death or Disability of a Participant.

1.	In the event of a Participant’s death, the Participant’s estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement for the applicable stock award or stock purchase offer within which to receive or exercise any such outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

2.	In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

3.	After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant’s estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

4.	In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

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7.	Investment Intent.

All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Section 4(2) thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

8.	Amendment, Modification, Suspension or Discontinuance of the Plan.

The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

9.	Tax Withholding.

The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

Notwithstanding anything herein to the contrary, the terms and conditions of this Plan may be supplemented or amended with respect to a particular country or tax regime by means of an appendix to this Plan, and to the extent that the terms and conditions set forth in any appendix conflict with any provisions of this Plan, the provisions of such appendix shall govern. Terms and conditions set forth in such appendix shall apply only to Grants granted to Participants under the jurisdiction of the specific country or such other tax regime that is the subject of such appendix and shall not apply to Grants issued to a Participant not under the jurisdiction of such country or such other tax regime. The adoption of any such appendix shall be subject to the approval of the Board or the Committee, and if determined by the Committee to be required in connection with the application of certain tax treatment, pursuant to applicable stock exchange rules or regulations or otherwise, then also the approval of the stockholders of the Company at the required majority.

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10.	Availability of Information.

During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscals years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

11.	Notice

Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief executive office of the Company, and. Shall become effective when it is received by the office of the chief executive officer.

12.	Indemnification of Board

In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

13.	Governing Law.

The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the Securities Laws of the United States, shall be governed by the law of the State of Nevada and construed accordingly.

14.	Effective and Termination Dates.

The Plan shall become effective upon adoption by the Board, subject to approval within twelve (12) months by the shareholders of the Company. Unless and until this Plan has been approved by the stockholders of the Company no Option or Stock Award may be exercised, and no shares of common stock of the Company may be issued under this Plan. In the event that the stockholders of the Company shall not approve this Plan within such twelve (12) month period, this Plan and any previously granted Options or Stock Awards shall terminate.

Unless previously terminated, this Plan will terminate ten (10) years after the date this Plan is adopted by the Board, except that Awards that granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate, expire or are exercised.

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VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy

Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 pm EST on December 11, 2022.

CONTROL #

VOTE BY EMAIL

Mark, sign and date your proxy card and return it to vote@vstocktransfer.com

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE BY FAX

Mark, sign and date your proxy card and return it to 646-536-3179.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual General Meeting to be held on December 12, 2022 at 9:00 a.m. (Local Time) at at the offices of Aboudi Legal Group, PLLC, 5th Floor, 745 Fifth Avenue, New York, New York, 10151

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders Proxy Card - IR-Med, Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, "FOR" PROPOSALS 2, 3, 4 AND "THREE YEARS" FOR PROPOSAL 5

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) ☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Yaniv Cohen 02 Inna Martin

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN

Date __________ **Signature** __________ **Signature, if held jointly** __________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

IR-MED, INC.

Annual Meeting of Stockholders

December 12, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE BE SURE TO SIGN REVERSE SIDE OR PROXY WILL NOT BE VALID